UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT
TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.___)

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Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)
_____________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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__________

SUPPLEMENT TO
PROXY STATEMENT DATED FEBRUARY 25, 2010
FOR THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 21, 2010
__________

On or about February 25, 2010, Kaman Corporation (the “Company”) furnished or otherwise made available to shareholders its Proxy Statement describing the matters to be voted upon at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s offices at 1332 Blue Hills Avenue, Bloomfield, Connecticut 06002, on Wednesday, April 21, 2010 at 11:00 a.m., local time. This supplement (“Supplement”) amends that Proxy Statement and should be read in conjunction with it. This Supplement is first being furnished or otherwise made available to shareholders on or about April 7, 2010.  All capitalized terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

At the Annual Meeting, shareholders are being asked, among other things, to vote on a proposal to approve the Kaman Corporation 2003 Stock Incentive Plan (the “Stock Incentive Plan”), as amended through February 23, 2010 (identified as Proposal 2 in the Proxy Statement), and a proposal to approve the Kaman Corporation Employees Stock Purchase Plan (the “ESPP”), as amended through October 13, 2009 (identified as Proposal 3 in the Proxy Statement).  Following our review of the recently published analysis of these proposals by RiskMetrics Group (“RiskMetrics”) and in order to facilitate shareholder approval of the Stock Incentive Plan and the ESPP, the Board has taken action to further amend the plans to address the issues identified by RiskMetrics.

Proposal 2—Approval of the Stock Incentive Plan

The Board has taken action to further amend the Stock Incentive Plan to reduce from 2,000,000 to 950,000 the increase in the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Stock Incentive Plan.  After giving effect to this further amendment, the aggregate number of shares of Common Stock that could be issued pursuant to awards granted under the Stock Incentive Plan on or after October 13, 2009 would not exceed, in the aggregate, 1,434,395 shares, all subject to appropriate adjustment as specified in the Stock Incentive Plan. The Company believes that this amendment effectively addresses the RiskMetrics analysis and recommendations and expects that RiskMetrics will issue a favorable voting recommendation.

The Company intends to present the Stock Incentive Plan, further amended as described above, to shareholders for their approval at the Annual Meeting and all references to the Stock Incentive Plan contained in the Proxy Statement and proxy card pertaining to the Annual Meeting shall be deemed to refer to the Stock Incentive Plan, as so amended.  The Stock Incentive  Plan amendment which reflects the reduction in authorized shares described above, is attached as Exhibit 99.1 to the Current Report on Form 8-K being filed by the Company on the date hereof with the Securities and Exchange Commission (the “SEC”).  Shareholders may obtain, free of charge, a copy of such Current Report on Form 8-K and the full text of the Stock Incentive Plan at the SEC’s website:  www.sec.gov.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE STOCK INCENTIVE PLAN, AS FURTHER AMENDED TO REDUCE FROM 2,000,000 TO 950,000 THE INCREASE IN THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED PURSUANT TO AWARDS GRANTED UNDER THE STOCK INCENTIVE PLAN.

Proposal 3—Approval of the ESPP

The Board has also taken action to further amend the ESPP to expressly provide that the maximum duration of the “offering periods” contemplated by the ESPP shall not exceed twenty-seven (27) months, which is consistent with the Company’s current practice.   The Company believes that this amendment effectively addresses the RiskMetrics analysis and recommendations and expects that RiskMetrics will issue a favorable voting recommendation.

The Company intends to present the ESPP, as further amended to reflect the reduction in the maximum duration of the “offering periods” described above, to shareholders for their approval at the Annual Meeting and all references to the ESPP contained in the Proxy Statement and proxy card pertaining to the Annual Meeting shall be deemed to refer to the ESPP, as so amended.  The  ESPP amendment that reflects the reduction in maximum duration of the “offering periods” described above, is attached as Exhibit 99.2 to the Current Report on Form 8-K being filed by the Company on the date hereof with the SEC.  Shareholders may obtain, free of charge, a copy of such Current Report on Form 8-K and the full text of the ESPP Plan at the SEC’s website:  www.sec.gov.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ESPP, AS FURTHER AMENDED TO REDUCE THE MAXIMUM DURATION OF THE “OFFERING PERIODS” CONTEMPLATED BY THE ESPP.

Voting of Proxies

If you have already voted your shares and you wish to change your vote on any matter, you may revoke your proxy before it is voted at the Annual Meeting by (i) using the Internet (http://www.proxyvoting.com/kamn), (ii) calling the toll-free telephone number (1-866-540-5760), (iii) completing, signing and dating a proxy card where indicated and mailing or otherwise returning the card to us prior to the beginning of the Annual Meeting, or (iv) attending the Annual Meeting and voting in person.  If you hold shares through a broker, bank or other nominee, you must submit your voting instructions to that nominee.  A number of brokerage firms and banks offer Internet voting options.  Specific instructions to be followed by owners of shares of Common Stock held in street name are set forth on the voting instruction card accompanying your proxy card or by contacting the brokerage firm bank or other nominee.

For your convenience, another proxy card is being mailed to all shareholders of record, together with this Supplement.  ALL SHAREHOLDERS WHO HAVE NOT YET VOTED OR WHO WISH TO CHANGE THEIR VOTE ARE URGED TO RETURN THE ENCLOSED PROXY CARD OR OTHERWISE VOTE THEIR SHARES IN THE MANNER DESCRIBED ABOVE AS SOON AS POSSIBLE.

If you have already voted your shares and do not wish to change your vote, no further action is required.  All validly executed proxy cards or votes cast via the telephone or the Internet at any time (either prior to or after the date hereof) indicating a vote for or against approval of the Stock Incentive Plan and/or the ESPP will be deemed to constitute a vote for or against approval of the Stock Incentive Plan and/or the ESPP, in each case as further amended and described in this Supplement.

BY ORDER OF THE BOARD OF DIRECTORS

Candace A. Clark
Senior Vice President,
Chief Legal Officer, and Secretary

Dated:  April 7, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2010:

The Proxy Statement, this Supplement and our 2009 Annual Report to Shareholders are available on the Internet at http://www.proxyvoting.com/kamn.